SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                               FORM 8-K



                             CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest event reported):
                               May 1, 1997



                   UNITED VIDEO SATELLITE GROUP, INC.
           (Exact Name of Registrant as Specified in Charter)



       Delaware                0-22662                 73-1290412
   (State or Other           (Commission              (IRS Employer
   Jurisdiction of           File Number)           Identification No.)
    Incorporation)



     7140 South Lewis Avenue, Tulsa, Oklahoma          74136-5422
      (Address of Principal Executive Office)          (Zip code)



                            (918) 488-4000
          (Registrant's telephone number, including area code)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 1, 1997, the Board of Directors of the Registrant determined that the firm of Ernst & Young LLP would not be re-engaged to conduct the audit of the Registrant's financial statements for the fiscal year ended December 31, 1997.

     Ernst & Young LLP's report on the financial statements of the Registrant for the past two years did not contain any adverse opinion or disclaimer of opinion, nor was it qualified, or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between the Registrant and Ernst & Young LLP during the past two years or during the intervening interim period on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports.

     The Registrant engaged the accounting firm of KPMG Peat Marwick LLP on May 1, 1997, as the principal accountant to audit the Registrant's financial statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (a)  Exhibits

      16.1   Letter from Ernst & Young LLP



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                            SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                  UNITED VIDEO SATELLITE GROUP, INC.




DATE:  May 8, 1997                By:    /s/ Peter C. Boylan, III
                                       -----------------------------
                                           Peter C. Boylan, III
                                       Executive Vice President and
                                          Chief Operating Officer




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